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                                                                    Exhibit 10.1



                                INCENTIVE PLAN OF

                             CARRIZO OIL & GAS, INC.

              (As Amended and Restated Effective February 17, 2000)

                                 FIRST AMENDMENT

                  WHEREAS, Carrizo Oil & Gas, Inc., a Texas corporation (the "Company"), maintains the Incentive Plan of Carrizo Oil & Gas, Inc., as amended and restated effective February 17, 2000 (the "Plan");

                  WHEREAS, the Company desires amend the Plan to increase the aggregate number of shares the Company's common stock available for issuance under the Plan from 1,500,000 shares to 1,850,000 shares;

                  WHEREAS, the Company's shareholders approved such increase in the aggregate number of shares of the Company's common stock available for issuance under the Plan at the Company's annual shareholder meeting held on May 22, 2002; and

                  WHEREAS, under Section 13 of the Plan, the Board of Directors of the Company has reserved the right to amend the Plan;

                  NOW, THEREFORE, the Plan is hereby amended, effective May 22, 2002, to increase the aggregate number of shares of the Company's common stock available for issuance under the Plan by deleting the number "1,500,000" from
Section 5 of the Plan and replacing said number with the number "1,850,000".

                  IN WITNESS WHEREOF, The Board of Directors of Carrizo Oil & Gas, Inc. has caused this amendment to be executed by a duly authorized officer of the Company in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 13th day of August, 2002, but effective as of the date specified herein.


                                     CARRIZO OIL & GAS, INC.

                                     By: /s/ Frank A. Wojtek

                                     Name: Frank A. Wojtek

                                     Title: V.P. and Chief Financial Officer


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